SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 28, 2006


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)


          Marshall Islands             000-51366             98-0453513
  (State or other jurisdiction of    (Commission          (IRS employer
   incorporation or organization)      File Number)        identification no.)

      477 Madison Avenue                                        10022
           Suite 1405                                         (Zip Code)
       New York, New York

(Address of principal executive
            offices)


(Registrant's telephone number, including area code): (212) 785-2500

Item 1.01         Entry into Material Agreement

The limited liability company agreement of Eagle Ventures LLC (filed as Exhibit
10.6 to Eagle Bulk Shipping Inc.'s Registration Statement on Form S-1, filed June 22, 2005, File No.333-123817) was amended and restated as of January 28, 2006. A form of the Third Amended and Restated Limited Liability Company Agreement is filed herewith as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


January 31, 2006
                                   EAGLE BULK SHIPPING INC.


                                   By:  /s/ Sophocles N. Zoullas
                                        ------------------------------
                                        Sophocles N. Zoullas
                                        Chief Executive Officer and President

25083.0001#638891